Exhibit 10.8
SECOND AMENDMENT TO
THE SERIES 2025-1 SUPPLEMENT
This SECOND AMENDMENT TO SERIES 2025-1 SUPPLEMENT (this “Amendment”), dated as of September 16, 2025 (the “Amendment Date”) amends the Series 2025-1 Supplement (as amended by the First Amendment, dated as of July 21, 2025, the “Series 2025-1 Supplement”), dated as of May 28, 2025 (the “Series 2025-1 Closing Date”), among AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, a special purpose limited liability company established under the laws of Delaware (“ABRCF”) and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as agent for the benefit of the Series 2025-1 Noteholders (in such capacity, the “Series 2025-1 Agent”), to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between ABRCF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Definitions List attached as Schedule I to the Base Indenture (as amended through the date hereof) or the Series 2025-1 Supplement, as applicable.
W I T N E S S E T H:
WHEREAS, ABRCF and the Trustee entered into the Series 2025-1 Supplement;
WHEREAS, Section 5.7 of the Series 2025-1 Supplement permits ABRCF to amend or modify the Series 2025-1 Supplement in accordance with the terms of the Base Indenture;
WHEREAS, Section 12.1(d) of the Base Indenture permits ABRCF and the Trustee, without the consent of any Noteholder, to enter into one or more Supplements to cure any mistake in any Supplement subject to satisfaction of the Rating Agency Consent Condition;
WHEREAS, ABRCF desires to cure a mistake relating to the timing of the Series 2025-1 Controlled Amortization Period; and
WHEREAS, the Rating Agency Consent Condition will be satisfied on the Amendment Date.
NOW, THEREFORE, it is agreed:
1.    Amendment. The definition of “Series 2025-1 Controlled Amortization Period” in Article I(b) of the Series 2025-1 Supplement is hereby amended by deleting the stricken text (indicated in the same manner as the following example: ~~stricken text~~) and adding the inserted text (indicated in the same manner as the following example: inserted text) as set forth below:
““Series 2025-1 Controlled Amortization Period” means the period commencing upon the close of business on ~~February 29~~ January 31, 2028 (or, if such day is not a Business Day, the Business Day immediately preceding such day) and continuing to the earliest of (i) the commencement of the Series 2025-1 Rapid Amortization

AMERICAS 130537158 AESOP 2025-1 - First Amendment to Series 2025-1 Supplement

Period, (ii) the date on which the Series 2025-1 Notes are fully paid and (iii) the termination of the Indenture.”
2.    Direction. By their signatures hereto, each of the undersigned (excluding The Bank of New York Mellon Trust Company, N.A., in its capacity as Trustee and Series 2025-1 Agent) hereby authorize and direct the Trustee and Series 2025-1 Agent to execute this Amendment and take any and all further action necessary or appropriate to give effect to the transaction contemplated hereby.
3.    This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Series 2025-1 Supplement.
4.    This Amendment shall become effective on the date hereof. From and after the date hereof, all references to the Series 2025-1 Supplement shall be deemed to be references to the Series 2025-1 Supplement as amended hereby.
5.    This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic mail in a “pdf” file shall be effective as delivery of a manually executed counterpart of this Amendment. The parties agree that this Amendment may be executed and delivered by electronic signatures and that the signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability and admissibility. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any third party electronic signature capture service providers as may be reasonably chosen by a signatory hereto.
6.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

AMERICAS 130537158 AESOP 2025-1 - First Amendment to Series 2025-1 Supplement

IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

AVIS BUDGET RENTAL CAR FUNDING
(AESOP) LLC, as Issuer

By:	/s/ David Calabria
Name: David Calabria
Title: Senior Vice President and Treasurer

AMERICAS 130537158 AESOP 2025-1 - First Amendment to Series 2025-1 Supplement

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee and
Series 2025-1 Agent

By:	/s/ Mitchell L. Brumwell
Name: Mitchell L. Brumwell
Title: Vice President

AMERICAS 130537158 AESOP 2025-1 - First Amendment to Series 2025-1 Supplement (Cover Amendment)